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                                                                      EXHIBIT 10

                            PS GROUP HOLDINGS, INC.
                                PS GROUP, INC.
                          4370 LA JOLLA VILLAGE DRIVE
                                  SUITE 1050
                         SAN DIEGO, CALIFORNIA   92122



                                 August 8, 1997


Charles E. Rickershauser, Jr., Esq.
c/o  PS Group, Inc.
     4370 La Jolla Village Drive
     Suite 1050
     San Diego, California   92122

Dear Mr. Rickershauser:

     Reference is made to the indemnity agreement by and between PS Group, Inc. ("PSG") and you dated as of November 28, 1996 (the "PSG Indemnity Agreement") and the indemnity agreement by and between PS Group Holdings, Inc. ("PSGH") and you dated as of January 31, 1996 (the "PSGH Indemnity Agreement").

     In view of the consummation, effective June 5, 1996, of a holding company reorganization pursuant to which PSG became a wholly-owned subsidiary of PSGH and your service as an officer and director of each of PSG and PSGH prior to and since the consummation of such reorganization, this letter is being sent to confirm the respective obligations of PSG under the PSG Indemnity Agreement and PSGH under the PSGH Indemnity Agreement with respect to your ongoing service as a director and officer of the direct and indirect subsidiaries of PSG and PSGH listed on Attachment A hereto and any other direct or indirect subsidiaries of PSGH and/or PSG with respect to which you may hereafter serve as director and/or officers (collectively, the "PS Subsidiaries").

     Having regard to the fact that your job responsibilities as an employee of PSG have included and continue to include serving as a director and/or officer of the PS Subsidiaries at the request of PSGH and PSG, this will confirm the following:

     1.   PSG hereby severally (and not jointly with PSGH) confirms that, for all purposes of the PSG Indemnity Agreement (including, without limitation, the definition of the term "Proceeding" therein), as well as the provisions of PSG's Restated Certificate of Incorporation relating to indemnification (the "PSG Charter Indemnification Provisions"), your service as a director and/or officer of each of the PS Subsidiaries has taken place and continues to take place at the request of PSG and indemnification shall be available to you from PSG, under the terms of the PSG Indemnity Agreement and the PSG Charter Indemnification Provisions, on that basis.
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     2.  PSGH hereby severally (and not jointly with PSG) confirms that, for all purposes of the PSGH Indemnity Agreement (including, without limitation, the definition of the term "Proceeding" therein), as well as the provisions of PSGH's Restated Bylaws relating to indemnification (the "PSGH Charter Indemnification Provisions"), your service as a director and/or officer of each of the PS Subsidiaries has taken place and continues to take place at the request of PSGH and indemnification shall be available to you from PSGH, under the terms of the PSGH Indemnity Agreement and the PSGH Charter Indemnification Provisions, on that basis.

     3. PSG and PSGH each hereby severally (and not jointly with the other) confirms that your continued service as an employee of PSG and as a director and/or officer of PSGH, PSG and the PS Subsidiaries is partly in consideration for the respective indemnification obligations of PSG and PSGH confirmed hereby.

     This letter is intended to be confirmatory of the existing understanding on the part of each of PSG and PSGH, respectively, on the one hand, and you, on the other hand, concerning your rights to indemnification from each of PSG and PSGH with respect to your service as a director and/or officer of the PS Subsidiaries and is not intended to impair or limit your rights of indemnification as in effect prior to the execution to this letter nor to create any joint obligations of PSG and PSGH.

     Please countersign this letter to evidence your agreement therewith.

                              Very truly yours,

                              PS GROUP, INC.


                              By:   /s/ Johanna Unger
                                    ---------------------------
                                    Vice President


                              PS GROUP HOLDINGS, INC.


                              By:   /s/ J.P. Guerin
                                    ---------------------------
                                    Vice Chairman


ACKNOWLEDGED AND AGREED:


/s/ Charles E. Rickershauser, Jr.
---------------------------------
Charles E. Rickershauser, Jr.

                                      -2-
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                                                                    ATTACHMENT A
                                                                    ------------



                                PS Group, Inc.*

                                PS Trading, Inc.

                             Statex Petroleum, Inc.

                                PSG Systems Inc.

                           PSG Affiliate Corporation

                              USTS New York, Inc.

                              PSG Northeast, Inc.

                              PSG Motivation, Inc.

                              PSG Northwest, Inc.

                              PSG Southeast, Inc.

                              PSG Southwest, Inc.

                               PSG Services, Inc.



_________________
* PS Group, Inc. is a "PS Subsidiary," for the purposes of the foregoing Letter Agreement, with respect to the obligations thereunder of PS Group Holdings, Inc.

                                      A-1